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                            AMENDMENT NO. 1 TO
                       REGISTRATION RIGHTS AGREEMENT

         Tektronix, Inc. ("Tektronix") and Merix Corporation (the "Company") are parties to a Registration Rights Agreement dated June 1, 1995 (the "Registration Rights Agreement"). In connection with the proposed sale of up to 1,150,000 shares of Common Stock of the Company by Tektronix, Inc. and up to 2,300,000 shares of Common Stock by the Company pursuant to a registered underwritten offering and in consideration of the agreements to be made by Tektronix and the Company in the Underwriting Agreement among Tektronix, the Company, Thomas Weisel Partners LLC and other underwriters (the "Underwriting Agreement"), Tektronix and the Company amend the Registration Rights Agreement, effective as of April 13, 2000, as set forth in this Amendment. All terms used in this Amendment without definition shall have the respective meaning given to them in the Registration Rights Agreement.

         1.       APPLICATION OF AMENDMENT

         This Amendment shall apply only to an underwritten offering of Common Stock of the Company pursuant to the Underwriting Agreement (the "Offering"), and in no event shall it apply to any offering that (a) is made pursuant to a registration statement that becomes effective with the Commission after May 15, 2000 or (b) occurs when Tektronix holds less than 25% of the outstanding Common Stock of the Company. Tektronix and the Company agree that the provisions set forth in this Amendment shall be in addition to the provisions in the Registration Rights Agreement and the provisions in the Registration Rights Agreement shall remain in full force and effect on and after the date of this Amendment.

         2.       INDEMNIFICATION BY THE COMPANY

         Subject to Section 4, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, Tektronix, its directors and officers, and each other Person, if any, who controls Tektronix within the meaning of the Securities Act, against any and all Losses to which they or any of them may become subject; provided, however, that the indemnification agreement contained herein shall not apply to such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by Tektronix specifically stating that it is for use in connection with preparation of the Registration Statement, any preliminary prospectus or final prospectus contained in the Registration Statement, any such amendment or supplement thereto or any Blue Sky Filing.

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         3.       INDEMNIFICATION BY TEKTRONIX

         Subject to Sections 4 and 5, Tektronix will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any and all Losses to which they or any of them may become subject.

         4.       APPLICATION OF INDEMNITY PROVISIONS

         The indemnity provisions of Sections 2 and 3 shall apply so that Total Losses and costs and other expenses are borne by the Company and Tektronix with the following effect:

                  a. The Company shall bear its own costs and expenses in connection with its investigation of any claims or defending any actions relating to the Offering, and the Company shall indemnify and reimburse Tektronix for Tektronix= costs and expenses as provided in Section 2.7(b) of the Registration Rights Agreement.

                  b. Total Losses shall first be borne by the Company to the extent of the amount of Company Proceeds, and the Company shall indemnify Tektronix with respect to any and all Losses of Tektronix so that this result is achieved.

                  c. If Total Losses exceed the amount of Company Proceeds and the Company has paid the entire amount of the Company Proceeds in connection with such Total Losses, Tektronix shall bear Total Losses in excess of Company Proceeds, and Tektronix shall indemnify the Company with respect to such excess Losses of the Company so that this result is achieved, provided that Tektronix= indemnity obligations under this Amendment are subject to the limitations in Section 5.

                  d. The Company shall bear any Total Losses in excess of the sum of Company Proceeds and Tektronix Proceeds, and the Company shall indemnify Tektronix with respect to such excess Losses of Tektronix so that this result is achieved.

         5.       LIMITATIONS ON TEKTRONIX INDEMNITY

         Notwithstanding any provision in this Amendment to the contrary, Tektronix shall have no obligation to indemnify the Company in excess of the Tektronix Proceeds less amounts that Tektronix pays or may be required to pay under the Underwriting Agreement or to other persons for any Losses in connection with the Offering.

         6.       DEFINITIONS

         "Company Proceeds" means proceeds from the sale of securities by the Company in the Offering (less underwriters' discounts and commissions).

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         "Losses" means any and all losses, claims, damages, liabilities and expenses, joint or several, (or actions or proceedings, whether commenced or threatened, in respect thereof) to which such person or any of them may become subject under the Securities Act, any other statute or common law or
Section 8 of the Underwriting Agreement in connection with the Offering, including any amount paid in settlement of any litigation, commenced or threatened, insofar as any such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under Blue Sky or other securities laws of jurisdictions in which the Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of the Registration Statement, or contained in the final prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto) if used within the period during which the Company is required to keep the Registration Statement to which such prospectus relates current, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. ALosses@ does not include legal or other expenses of the Company or Tektronix incurred by either of them in connection with investigating such claims and defending such actions.

         "Registration Statement" means the registration statement relating to the Offering.

         "Tektronix Proceeds" means proceeds from the sale of securities by Tektronix in the Offering (less underwriters' discounts and commissions).

         "Total Losses" shall mean Losses of the Company and Losses of Tektronix.

         DATED:  April 13, 2000

                                           MERIX CORPORATION


                                           By:
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                                           Title:
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                                           TEKTRONIX, INC.


                                           By:
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                                           Title:
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